UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2013
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102
(Address of principal executive offices)

(817) 390-8200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective August 8, 2013, D.R. Horton, Inc. (the “Borrower”) and The Royal Bank of Scotland plc, as Administrative Agent, an Issuing Bank and a Lender (“RBS” or “Administrative Agent”) and the Lenders entered into an Amendment No. 2 (the “Amendment No. 2”) to the Credit Agreement dated as of September 7, 2012 as amended by Amendment No. 1 dated as of November 1, 2012 (as so amended, the “Credit Agreement”).

Pursuant to the terms of Amendment No. 2, the Administrative Agent and the Additional Lenders agreed with the Borrower to provide additional Revolving Credit Commitments in the aggregate amount of $125,000,000 (the “Additional Commitments”), which Additional Commitments increased the aggregate amount of outstanding Revolving Credit Commitments under the Credit Facility from $600,000,000 to $725,000,000.

In addition, the Borrower, the Administrative Agent and the Lenders party hereto (including the Additional Lenders) agreed to extend the Revolving Credit Facility Termination Date to September 7, 2018 and modify pricing in respect of certain of the Revolving Credit Commitments under the Credit Agreement.

The description and terms of Amendment No. 2 provided herein are qualified in their entirety by reference to the full and complete terms contained in Amendment No. 2, which is attached to this Form 8-K as Exhibit 10.1 and incorporated by reference herein, or the Credit Agreement, which is attached as Annex I to Amendment No. 2 and is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein. Capitalized terms not defined herein are defined in Amendment No. 2 or the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibit

10.1	Amendment No. 2 to Credit Agreement, dated August 8, 2013 by and among D.R. Horton, Inc., The Royal Bank of Scotland plc, as Administrative Agent, and the Lenders named therein.

10.2	Credit Agreement, dated as of September 7, 2012, as amended as of August 8, 2013, among Borrower, the Lenders party thereto and the Royal Bank of Scotland plc, as Administrative Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: August 13, 2013	By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated August 8, 2013 by and among D.R. Horton, Inc., The Royal Bank of Scotland plc, as Administrative Agent, and the Lenders named therein.

10.2	Credit Agreement, dated as of September 7, 2012, as amended as of August 8, 2013, among Borrower, the Lenders party thereto and the Royal Bank of Scotland plc, as Administrative Agent.